Robinson Tax Advantaged Income Fund

Class A Shares (ROBAX)

Class C Shares (ROBCX)

Class T Shares (ROBDX)

Institutional Class Shares (ROBNX)

A series of Investment Managers Series Trust

Supplement dated February 4, 2019 to the

Prospectus and Statement of Additional Information (“SAI”), each dated

May 1, 2018, as supplemented.

Liberty Street Advisors, Inc. (the “Advisor”), the investment advisor to the Robinson Tax Advantaged Income Fund (the “Fund”), has agreed to extend its voluntary agreement to reduce the annual advisory fee it receives from the Fund from 1.10% of the Fund’s average daily net assets to 1.00% through April 30, 2020. Accordingly, the following paragraph replaces any inconsistent information in the Fund’s prospectus and SAI:

The Advisor has voluntarily agreed to reduce its annual advisory fee from 1.10% of the Fund’s average daily net assets to 1.00% through April 30, 2020. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of any advisory fees it waives pursuant to this voluntary reduction.

The Advisor has also agreed to extend its voluntary agreement to limit the Fund’s total annual expenses as described below through April 30, 2020. Accordingly, the following paragraph replaces any inconsistent information in the Fund’s prospectus and SAI:

The Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25%, 1.50%, and 1.25% of the average daily net assets of the Class A Shares, Class C Shares, Class T Shares and Institutional Class Shares, respectively, through April 30, 2020. Class T Shares are not currently available for purchase. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of this voluntary reduction.

Please file this Supplement with your records.